SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the  registrant  | |

Filed by a party other than the registrant |X|

Check the appropriate box:

|X| Preliminary  proxy  statement
|_| Confidential, for Use of the Commission  Only
|_| Definitive  proxy statement
|_| Definitive additional materials (as permitted by Rule 14a-6(e)(2)) |_| Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           The Fundamental Funds, Inc.
                (Name of Registrant as Specified in Its Charter)

                      Fundamental Portfolio Advisors, Inc.
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     |X|  No fee required.

     |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

     |_|  Fee paid previously with preliminary materials.

     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, schedule or registration statement no.:

     (3)  Filing party:

     (4)  Date filed:

                           PRELIMINARY PROXY MATERIALS
                      FOR THE INFORMATION OF THE SECURITIES
                          AND EXCHANGE COMMISSION ONLY

                          FUNDAMENTAL FIXED-INCOME FUND
               (Fundamental U.S. Government Strategic Income Fund)
                       (High-Yield Municipal Bond Series)
                         (Tax-Free Money Market Series)
                            THE CALIFORNIA MUNI FUND
                             FUNDAMENTAL FUNDS, INC.
                              (New York Muni Fund)

                              90 Washington Street
                            New York, New York 10006

                                 PROXY STATEMENT

     Two independent directors of (i) the Board of Trustees of the Fundamental U.S. Government Strategic Income Fund, High-Yield Municipal Bond Series and Tax-Free Money Market Series of Fundamental Fixed-Income Fund, (ii) the Board of Trustees of The California Muni Fund, and (iii) the Board of Directors of Fundamental Funds, Inc. on behalf of its New York Muni Fund series (each, a "Fund" and, collectively, the "Funds") have called for a meeting of Shareholders of the Funds to be held at 10 a.m. (Eastern time) at The Downtown Athletic Club, 19 West Street New York City New York on May 19, 1998 (the "Meeting"). The same two individuals act as independent directors of each Board.

     The Meeting was called by the two independent directors for the purpose of:

     With respect to each Fund, approving an Agreement and Plan of Reorganization (each, a "Plan", and as referring to all Funds, the "Plans"), and the transactions contemplated thereby, providing for (i) the transfer of all the assets of the Fund into a separate newly-created series of the Tocqueville Trust (the "New Series") in exchange for shares in the New Series; (ii) the pro rata distribution of the shares of the New Series to the Shareholders of the Fund: and (iii) the dissolution of the Fund.

     In addition, to transact such other business as may properly come before the meeting or any adjournment thereof.

THE ENCLOSED PROXY IS SOLICITED BY FUNDAMENTAL PORTFOLIO ADVISORS, INC. (THE "ADVISOR"), WHICH ACTS AS ADVISOR TO THE FUNDS.

THE ADVISOR SOLICITS YOUR PROXY TO OPPOSE THE PLANS AS NOT IN THE BEST INTERESTS OF SHAREHOLDERS OF THE FUNDS. ON JULY 15, 1997 THE BOARDS UNANIMOUSLY APPROVED THE PLANS. HOWEVER, BASED ON SUBSEQUENT OCCURRENCES DESCRIBED BELOW UNDER "RECENT EVENTS", TWO FORMER INDEPENDENT BOARD MEMBERS AND THE INTERESTED BOARD MEMBER HAVE CONCLUDED THAT THE PLANS ARE NOT IN THE BEST INTEREST OF THE FUNDS AND THEIR SHAREHOLDERS. THE PLANS MIGHT PROCEED BASED SOLELY ON THE VIEWS OF THE REMAINING TWO INDEPENDENT BOARD MEMBERS.

     Information about the Advisor is provided below in the section entitled "About the Advisor".

     The Funds are each registered open-end investment companies having their executive office at 90 Washington Street, New York, New York 10006. The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Fundamental Funds or by appearing personally at the Meeting.

     A copy of each Fund's Annual Report (which contains information pertaining to the Fund) may be obtained, without charge, by calling the Fund's transfer agent, Firstar Trust. Co. at 1-800- 225-6864.

     This Proxy Statement and proxy card are first being mailed to shareholders on or about _____ __, 1998.

                                  INTRODUCTION

     The Advisor does not believe that the Plans are in the best interests of the Fund's Shareholders and is soliciting a proxy to vote in opposition to the Plans.

                              DESCRIPTION OF VOTING

     Approval of the Plans requires the affirmative vote of (i) with respect to the California Muni Fund and New York Muni Fund, a majority of each Fund's outstanding shares of beneficial interest/common stock ("Shares"), (ii) with respect to Fundamental U.S. Government Strategic Income Fund, High-Yield Municipal Bond Series and Tax-Free Money Market Series, a "majority of the outstanding voting securities," within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") of each Fund. The term "majority of the outstanding voting securities" is defined under the 1940 Act to mean: (a) 67% or more of the outstanding Shares present at the Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (b) more than 50% of the outstanding Shares of a Fund, whichever is less.

     Shareholders of record at the close of business on March 31, 1998 (the "Record Date"), will be entitled to notice of, and to vote at, the Meeting, including any adjournment thereof. As of the Record Date, the Funds had the number of Shares outstanding set forth below, each Share being entitled to one vote:

                                                              Total Shares
         Fund                                                  Outstanding
         ----                                                  -----------

Fundamental U.S. Government Strategic Income Fund            6,901,124.342
High-Yield Municipal Bond Series                               339,007.758
Tax-Free Money Market Series                                 3,615,765.240
The California Muni Fund                                     1,807,344.209
New York Muni Fund                                         169,256,355.553

     Each shareholder will be entitled to one vote for each share and a fractional vote for each fractional share held. Shareholders holding a majority (one-third, with respect to The California Muni Fund) of the outstanding Shares of a Fund at the close of business on the Record Date present in person or by proxy will constitute a quorum for the transaction of business with respect to the Fund at the Meeting. For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Meeting. The issued and outstanding shares of the New York Muni Fund series constitute all of the issued and outstanding shares of Fundamental Funds, Inc.

     Any proxy which is properly executed and returned in time to be voted at the Meeting will be counted in determining whether a quorum is present with respect to a Fund and will be voted as marked. In the absence of any instructions, such proxy will be voted against the Plans. If a quorum is not present at the Meeting with respect to a Fund, or if a quorum is present but sufficient votes to approve the Plans are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Plans that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares of a Fund represented at the Meeting in person or by proxy. A shareholder vote to reject the Plans may be taken prior to any adjournment if sufficient votes have been received for rejection. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. A shareholder may revoke his or her proxy at any time prior to its exercise by delivering written notice of revocation or by executing and delivering a later dated proxy to the address set forth on the cover page of this Proxy Statement, or by attending and voting at the Meeting.

     Solicitations will be made primarily by mail, but may also be made by telephone, facsimile, electronic mail, or personal interview conducted by certain officers or employees of the Funds or the Advisor. The Advisor has engaged Shareholder Communications, Inc. to assist with proxy solicitations, at an estimated cost of $12,000.

                                    THE PLANS

     The current independent Board members James C. Armstrong and L. Greg Ferrone have called the Meeting for the purpose of approving the Plans, each of which provides for the transfer of the assets of a Fund to a separate newly-created series of the Tocqueville Trust (the "Tocqueville Trust"). The current "interested" Board Member, Dr. Vincent J. Malanga, president of the Funds and the Advisor, has concluded that the Plans are not in the best interests of the Fund's Shareholders. The reorganization would also include approval of an entirely new board comprised of persons who are currently trustees of the Tocqueville Trust.

     By signing the enclosed Proxy and Ballot card you are voting AGAINST the Plans. Thus the shares represented by the Proxy and Ballot Card enclosed (if not revoked prior to a meeting) will be voted AGAINST the Plans.

                                  RECENT EVENTS

     Since January, 1995, the Advisor and the Funds' Board members have cooperated in an investigation conducted by the Securities and Exchange Commission (the "Commission") concerning the Fundamental US Government Strategic Income Fund (the "US Fund") , its trustees, the Advisor and certain associated persons and affiliated entities of the Advisor.

     On or about October 24, 1997, the Commission issued a corrected order instituting public proceedings pursuant to Section 8A of the Securities Act of 1933, Sections 15(b), 19(h), and 21C of the Securities Exchange Act of 1934, Sections (b) and (f) of the Investment Company Act of 1940, and Sections 203(e),
(f) and (k) of the Investment Advisers Act of 1940 (the "Advisors' Act") against the Advisor, Dr. Vincent J. Malanga, Dr. Lance Brofman and Fundamental Service Corporation ("FSC") (the "Administrative Proceeding").

     The Administrative Proceeding relates to the activities of the Advisor, which is registered with the Commission pursuant to Section 203(c) of the Advisors' Act since October 17, 1986. The Advisor was, and still is, the investment advisor to the US Fund and the other Funds.

     The Division of Enforcement alleges that false and misleading statements were made in the prospectus and sales literature of the US Fund. The Division of Enforcement further alleges that the fund was marketed as a relatively safe and conservative investment, designed to provide high current income with minimum risk of principal and relative stability of net asset value; that as a U.S. government bond fund, interest rate risk posed the greatest risk to the Fund's net asset value ("NAV"); that according to the Fund's prospectus and sales materials, the fund sought to limit that risk, and thus to maximize stability of NAV, by limiting the fund's "duration" to three years or less; that the term "duration" generally refers to the sensitivity of the value of a security or a portfolio of securities to changes in interest rates (although measured in years, an instrument's duration is not necessarily the same as its term to maturity); that duration is a measure of the price sensitivity of a fixed income fund, such as a U.S. government bond fund, to changes in interest rates; and that a portfolio with a low duration will be less sensitive to changes in interest rates than a high duration portfolio.

     The Division of Enforcement further alleges that certain antifraud provisions of the federal securities laws were violated because the US Fund was marketed as a safe investment, offering relative stability of NAV ("low volatility"), when it was not; that contrary to the representations in the US Fund's prospectus and sales literature, the US fund had a heightened sensitivity to changes in interest rates, due in large part to its substantial investment in inverse floating collateralized mortgage obligations ("inverse floaters"); that further, the US Fund's duration was not limited to three years or less; that when interest rates rose in 1994, the US fund incurred substantial losses; and that in 1994, the US Funds's NAV declined approximately 32%, significantly more than almost all other U.S. government bond funds.

     The Division of Enforcement further alleges that this proceeding also involves Drs. Malanga's and Brofman's failure to disclose the Advisor's soft dollar arrangements to the board of the US Fund and other funds managed by the Advisor.

     The term "soft dollars" generally describes an arrangement whereby an investment advisor uses commission dollars generated by securities trades executed in advisory client accounts to pay for research, brokerage, or other products, services, or expenses, including soft dollar credits generated by syndicate designations.

     The Respondents in the Administrative Proceeding have filed a joint answer denying the Commission's allegations to the extent that they allege any wrongdoing or that they have violated antifraud provisions of the Federal Securities Laws by marketing the US Fund as a safe investment, offering relative stability of NAV and further denying that the US Fund's investment in inverse floaters gave it a heightened sensitivity to changes in interest rates as opposed to other securities in which the US Fund could have appropriately invested. The Respondents further deny that the US Fund's duration ever exceeded three years. The Respondents further deny that their conduct with respect to soft dollars violated any law or regulation to warrant the proceedings initiated against them.

     The Respondents and the Division of Enforcement are engaged in discovery and expect the Administrative Proceeding to be tried in June 1998. If tried, the Advisor believes a decision will be made in or after July 1998.

     In the event the Commission prevails in the Administrative Proceeding, the Commission could, among other things, (i) bar the Advisor from acting as advisor to the Funds, which, in turn, could cause the Commission to appoint a receiver for the Funds, and (ii) bar Dr. Malanga from serving as a Director of any of the Funds.

    Relating to the same allegations, but separately, NASD Regulation, Inc. (the "NASD") entered into a Letter of Acceptance, Waiver and Consent with FSC, the distributor of the US Fund, Dr. Malanga and another FSC officer that imposed a total of $125,000 in fines and other stipulated sanctions on FSC, Dr. Malanga, and another FSC officer for distributing advertising materials for the US Fund that the NASD deemed to be false and misleading. As a stipulated non-monetary sanction FSC agreed that, for a period of three years, FSC will prefile all advertising and sales literature with the NASD's Advertising Department before use, and will retain an outside consultant to report on FSC's compliance policies with respect to advertising and sales literature and other compliance policies. Dr. Malanga has also agreed to a 30 day suspension from associating, in any capacity, with any NASD member firm, which suspension has been completed. In addition, Dr. Malanga agreed to requalify, by examination, for the series 6 and 26 registrations before acting again in those capacities, and not to apply for registration as a general securities principal for three years.

     FSC, Dr. Malanga and the other FSC officer neither admitted nor denied the allegations and filed a Mitigation Statement in response to the Letter of Acceptance, Waiver and Consent.

     Also relating to siliar allegations, but seperately, in 1994 the Advisor and FSC, without admitting or denying that they had violated any law, entered into an Assurance of Discontinuance and Undertaking (the "Undertaking") with the Attorney General of the State of New York (the "New York Attorney General"). In the Undertaking, the New York Attorney General made certain findings, including that he "believes that the sales materials have the capacity to mislead, and omit to state that the Fundamental New York Fund may pursue, and at the present time does pursue, aggressive portfolio strategies to obtain income and capital appreciation from investments in municipal bonds." Pursuant to the Undertaking, the Advisor and FSC jointly and severally agreed to pay $37,500.00 to the State of New York. Additionally, the Fundamental New York Fund, the Advisor and FSC agreed, among other things, to prefile all sales material for the Fundamental New York Fund with the New York Attorney General's Office for three years. At no time has the New York Attorney General's Office indicated that the Advisor, FSC or the Fundamental New York Fund did not fully comply with this settlement.

     On eight separate occasions between April 17, 1997 and July 24, 1997, Mr. Culp engaged Tocqueville Securities L.P. ("Tocqueville Securities"), an affiliate of Tocqueville Trust, as agent to purchase bonds over-the-counter on behalf of Fundamental's New York Muni Fund (the "Fundamental New York Fund"). The normal practice is for mutual funds to buy or sell bonds directly from dealers, without paying a commission. In contrast, institutional investors such as mutual funds normally do pay commissions on common stock transactions executed on stock exchanges or through the NASDAQ system where an exchange member or broker is involved.

     In the instances above, Tocqueville Securities interposed between the New York Muni Fund and the dealer selling the bonds to the Fund. The seller of the bonds was willing and able to sell the securities directly to the Fund (and had done so on prior occasions). Tocqueville Securities arranged to have the securities first sold to Tocqueville Securities, which simultaneously sold the securities to the Fund and at higher price. Tocqueville Securities performed no service or function in the transactions except to collect the difference between the price the dealer was willing to sell the securities for and the price the Fund paid. The difference was a mark-up or a commission.

     In each of these occasions Fundamental New York Fund's Board has concluded that the commissions paid to Tocqueville Securities in connection with these transactions (a portion of which was paid to Mr. Culp) were not justified and that Fundamental New York Fund bore unnecessary expense. Based upon a report initiated by Tocqueville Securities and prepared by Fundamental New York Fund's independent auditors, and upon the Board's own analysis, the Board directed that the Advisor terminate Mr. Culp's services as a portfolio manager. At the Board's request and in order to reimburse Fundamental New York Fund for all of its losses, Tocqueville Securities, on September 15, 1997, voluntarily paid $260,000 to Fundamental New York Fund, an amount which significantly exceeds the total commissions ($184,920.60) received by Tocqueville Securities in connection with these transactions. The staff of the Commission and the NASD have been informed of these events by Tocqueville Securities.

     Mr. Culp has told the Commission that he engaged in other similar transactions on behalf of Tocqueville Government Fund. The Advisor is aware that Mr. Culp has commenced an arbitration proceeding against Tocqueville, and believes that Tocqueville would deny the statements made by Culp. The Advisor has no knowledge of any proceeding or investigation commenced or planned by the Commission against any Tocqueville entity relating to such activities.

                              VIEWS OF THE ADVISOR

     The Advisor believes that the Plans are not in the best interests of the Shareholders, and that the current Boards should be replaced.

     Regarding the eight transactions executed by Mr. Culp discussed above, the Advisor believes that the transactions executed by Mr. Culp would have been appropriate without the involvement of Tocqueville Securities as an unnecessary intermediary. If the Plans were to be approved, the Advisor believes that Tocqueville may engage in the same kind of inappropriate transactions as those conducted by Mr. Culp, which would benefit Tocqueville to the detriment of the Shareholders.

     The Advisor also believes that since the departure of Mr. Culp, Tocqueville does not possess the sophisticated expertise required to manage fixed-income mutual funds as complex as the Funds. Moreover, the shareholder service and other characteristics of the Tocqueville Trust are, in the view of the Advisor, incompatible with the Funds.

                                ABOUT THE ADVISOR

     The Advisor is a privately held Delaware corporation. Its principal shareholders are Dr. Vincent J. Malanga and Dr. Lance Brofman. Mr. Malanga is President, Treasurer and a Director of the Advisor, and Chairman of the Board, Chief Executive Officer, President and Treasurer of the Funds.

Stock Ownership of the Advisor

     The number of shares of Common Stock beneficially owned by the Advisor and its principals as of March 31, 1998 is determined under the rules of the Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership included any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after March 31, 1998. Unless otherwise indicated each person has sole investment and voting power (or shares such power with his spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

NAME                     NY Muni Fund      Money Fund        Hi-Yield       Cal Muni       US Govt
----                     ------------      -----------      -----------     --------     -----------
Lance Brofman(1)          20,683.066           551.830       38,884.918        .800       82,451.475

Vincent Malanga(2)       564,986.687        57,772.60         1,154.51                    61,256.887

Advisor                                     25,749.91(3)                                     787.147

Totals                   585,669.753        84,074.34        40,039.428        .800      144,495.509


1. Includes shares held by family members: NY 4,938.348, MM 551.83, Hi-Yield 38,884.918, Cal .385, U.S. Govt 72,866.719

2. Includes shares held by family members: NY 564,986.687, MM 5,491.130, HI-Yield 1,154.414 , U.S. Govt 52,877.018; and shares held by LaSalle Economics,
Inc.: MM  39,858.730  and U.S.  Govt  8,379.872;  and shares beld by Gable Group
Ltd.: MM 12,442.74


3. Includes 22,881.33 shares held by an affiliate

      VOTING INFORMATION ON AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

     While the Meeting is called to act upon any other business that may properly come before it, at the date of this Proxy Statement the only business which the management intends to present or knows that others will present is the business mentioned in the Notice of Meeting. If any other matters lawfully come before the Meeting, and in all procedural matters at the Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the attorneys named therein, or their substitutes, present and acting at the Meeting.

     As of the Record Date, the Fundamental Funds believed that the following persons beneficially owned more than 5% of Shares of the Funds:

                            Fundamental New York Fund

                                  Number of Shares            Percentage of
Names & Address                   Owned                       Outstanding Shares
---------------                   -----                       ------------------

Centre Reinsurance Limited        10,243,370.024              6.05%


                           Fundamental California Fund

                                  Number of Shares            Percentage of
Names & Address                   Owned                       Outstanding Shares
---------------                   -----                       ------------------

Eugene L Lessner TR               100,519,349                 5.56%
Lessner Revocable Living Trust
U/A DTD Nov 17 86
3244 San Amedeo  Unit 3A
Laguna Hills, Ca 9263-3076

                          Fundamental Money Market Fund

                                  Number of Shares            Percentage of
Names & Address                   Owned                       Outstanding Shares
---------------                   -----                       ------------------

Liberty Zeiger Fund LP            1,011,332.820               27.97%
7818 Orlando Ave
Lubbock TX 79425-1942

Leon Pfeffer &                      258,672.320               7.15%
Jack Pfeffer JT Ten
444 Neptune Ave. Apt 4H
Brooklyn, NY 11224-4408

                           Fundamental High Yield Fund

                                  Number of Shares            Percentage of
Names & Address                   Owned                       Outstanding Shares
---------------                   -----                       ------------------

Vivian Kaufman (Trustee)*         38,884.918                  11.47%
Vivian Kaufman Revocable Trust
UA DTD 10-06-93
1900 South Ocean Blvd., #5-S
Pompano Beach, FL 33062

Louis J & Frances M. Russo        18,062.316                  5.33%
(Trustees) Louis J Russo
Grantor Rev. Trust
U/A DTD 04/15/95
3961 Dafilee Circle
West Palm Beach, FL 33417

Kenneth S.& Heidi G. Widelitz     67,697.336                  19.97%
(Trustees)
The Widelitz Family Trust
U/A DTD 04/15/94
10519 Lauriston Avenue
Los Angeles, CA 90064

*Vivian Kaufman is the mother of Dr.  Lance Brofman

         SUBMISSION OF PROPOSALS FOR THE NEXT MEETING OF SHAREHOLDERS

     Under the Funds' Declaration of Trust/Articles of Incorporation and By-Laws, annual meetings of shareholders are not required to be held unless necessary under the 1940 Act (for example, when fewer than a majority of the Board Members have been elected by shareholders). Therefore, the Funds do not hold shareholder meetings on an annual basis. A shareholder proposal intended to be presented at any meeting hereafter called should be sent to the Funds at 90 Washington Street, New York, New York 10016, and must be received by the Funds within a reasonable time before the solicitation relating thereto is made in order to be included in the notice or proxy statement related to such meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities law.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN YOUR PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY.

_________ , 1998


                 BY ORDER OF FUNDAMENTAL PORTFOLIO ADVISORS, INC.



                  Vincent J.  Malanga
                  President

                          FUNDAMENTAL FIXED-INCOME FUND

                FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND
                 SPECIAL MEETING OF SHAREHOLDERS --May 19, 1998

Please refer to the Proxy Statement for a discussion of the matters. THE UNDERSIGNED HOLDER(S) OF SHARES OF BENEFICIAL INTEREST OF THE FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND SERIES OF FUNDAMENTAL FIXED-INCOME FUND HEREBY CONSTITUTES AND APPOINTS DR. LANCE BROFMAN , DR. VINCENT J. MALANGA, OR ANY OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND HEREBY REVOKES ANY PRIOR PROXIES. To vote, mark an X in blue or black ink on the proxy card below. THIS PROXY IS SOLICITED ON BEHALF OF SHAREHOLDERS AGAINST THE TOCQUEVILLE PLAN.


-----Detach card at perforation and mail in postage paid envelope provided------


1. Vote on Proposal to approve of Reorganization and Merger into the Tocqueville Trust.

        FOR                    AGAINST                   ABSTAIN
        |_|                      |_|                       |_|

         THIS PROXY IS SOLICITED BY THOSE RECOMMENDING A VOTE AGAINST THIS PROPOSAL

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.




-----Detach card at perforation and mail in postage paid envelope provided------


                          FUNDAMENTAL FIXED-INCOME FUND
                FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND
                                      PROXY


THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED AGAINST THE TOCQUEVILLE PLAN.

Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.

x____________________________

x____________________________

Dated:___________________, 1998

                          FUNDAMENTAL FIXED-INCOME FUND

                        HIGH-YIELD MUNICIPAL BOND SERIES
                 SPECIAL MEETING OF SHAREHOLDERS -- May 19, 1998

Please refer to the Proxy Statement for a discussion of the matters. THE UNDERSIGNED HOLDER(S) OF SHARES OF BENEFICIAL INTEREST OF THE HIGH-YIELD MUNICIPAL BOND SERIES OF FUNDAMENTAL FIXED-INCOME FUND HEREBY CONSTITUTES AND APPOINTS DR. LANCE BROFMAN, DR. VINCENT J. MALANGA, OR ANY OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND HEREBY REVOKES ANY PRIOR PROXIES. To vote, mark an X in blue or black ink on the proxy card below. THIS PROXY IS SOLICITED ON BEHALF OF SHAREHOLDERS AGAINST THE TOCQUEVILLE PLAN.

-----Detach card at perforation and mail in postage paid envelope provided------


1. Vote on Proposal to approve of Reorganization and Merger into the Tocqueville Trust.

        FOR                    AGAINST                   ABSTAIN
        |_|                      |_|                       |_|

         THIS PROXY IS SOLICITED BY THOSE RECOMMENDING A VOTE AGAINST THIS PROPOSAL.


     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.




-----Detach card at perforation and mail in postage paid envelope provided------

                          FUNDAMENTAL FIXED-INCOME FUND
                        HIGH-YIELD MUNICIPAL BOND SERIES
                                      PROXY


THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED AGAINST THE TOCQUEVILLE PLAN.

Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.

x____________________________

x____________________________

Dated:___________________, 1998

                          FUNDAMENTAL FIXED-INCOME FUND

                          TAX-FREE MONEY MARKET SERIES
                 SPECIAL MEETING OF SHAREHOLDERS -- May 19, 1998

Please refer to the Proxy Statement for a discussion of the matters. THE UNDERSIGNED HOLDER(S) OF SHARES OF BENEFICIAL INTEREST OF THE TAX-FREE MONEY MARKET SERIES OF FUNDAMENTAL FIXED-INCOME FUND HEREBY CONSTITUTES AND APPOINTS DR. LANCE BROFMAN, DR. VINCENT J. MALANGA, OR ANY OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND HEREBY REVOKES ANY PRIOR PROXIES. To vote, mark an X in blue or black ink on the proxy card below. THIS PROXY IS SOLICITED ON BEHALF OF SHAREHOLDERS AGAINST THE TOCQUEVILLE PLAN.

------Detach card at perforation and mail in postage paid envelope provided-----


1. Vote on Proposal to approve of Reorganization and Merger into the Tocqueville Trust.

        FOR                    AGAINST                   ABSTAIN
        |_|                      |_|                       |_|

         THIS PROXY IS SOLICITED BY THOSE RECOMMENDING A VOTE AGAINST THIS PROPOSAL.


      In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.



------Detach card at perforation and mail in postage paid envelope provided-----

                          FUNDAMENTAL FIXED-INCOME FUND
                          TAX-FREE MONEY MARKET SERIES
                                      PROXY


THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED AGAINST THE TOCQUEVILLE PLAN.

Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.

x____________________________

x____________________________

Dated:___________________, 1998

                            THE CALIFORNIA MUNI FUND
                 SPECIAL MEETING OF SHAREHOLDERS --May 19, 1998

Please refer to the Proxy Statement for a discussion of the matters. THE UNDERSIGNED HOLDER(S) OF SHARES OF BENEFICIAL INTEREST OF THE CALIFORNIA MUNI FUND HEREBY CONSTITUTES AND APPOINTS DR. LANCE BROFMAN , DR. VINCENT J. MALANGA, OR ANY OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND HEREBY REVOKES ANY PRIOR PROXIES. To vote, mark an X in blue or black ink on the proxy card below. THIS PROXY IS SOLICITED ON BEHALF OF SHAREHOLDERS AGAINST THE TOCQUEVILLE PLAN.


------Detach card at perforation and mail in postage paid envelope provided-----


1. Vote on Proposal to approve of Reorganization and Merger into the Tocqueville Trust.

        FOR                    AGAINST                   ABSTAIN
        |_|                      |_|                       |_|

         THIS PROXY IS SOLICITED BY THOSE RECOMMENDING A VOTE AGAINST THIS PROPOSAL

      In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.





-----Detach card at perforation and mail in postage paid envelope provided------


                            THE CALIFORNIA MUNI FUND
                                      PROXY


THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED AGAINST THE TOCQUEVILLE PLAN.

Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.

x____________________________

x____________________________

Dated:___________________, 1998

                             FUNDAMENTAL FUNDS, INC.

                               NEW YORK MUNI FUND
                 SPECIAL MEETING OF SHAREHOLDERS --May 19, 1998

Please refer to the Proxy Statement for a discussion of the matters. THE UNDERSIGNED HOLDER(S) OF SHARES OF BENEFICIAL INTEREST OF THE FUNDAMENTAL NEW YORK MUNI FUND HEREBY CONSTITUTES AND APPOINTS DR. LANCE BROFMAN , DR. VINCENT
J. MALANGA, OR ANY OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND HEREBY REVOKES ANY PRIOR PROXIES. To vote, mark an X in blue or black ink on the proxy card below. THIS PROXY IS SOLICITED ON BEHALF OF SHAREHOLDERS AGAINST THE TOCQUEVILLE PLAN.


------Detach card at perforation and mail in postage paid envelope provided-----


1. Vote on Proposal to approve of Reorganization and Merger into the Tocqueville Trust.

        FOR                    AGAINST                   ABSTAIN
        |_|                      |_|                       |_|

         THIS PROXY IS SOLICITED BY THOSE RECOMMENDING A VOTE AGAINST THIS PROPOSAL

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.




------Detach card at perforation and mail in postage paid envelope provided-----


                             FUNDAMENTAL FUNDS, INC.
                               NEW YORK MUNI FUND
                                      PROXY

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED AGAINST THE TOCQUEVILLE PLAN.

Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.

x____________________________

x____________________________

Dated:___________________, 1998